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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated August 19, 1996, included in New Tenneco Inc.'s Registration Statement on Form 10, as amended, and to all references to our Firm included in this Registration Statement.

                                          Arthur Andersen LLP

Houston, Texas
December 9, 1996